EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of November 9, 2004, by and between TAG-IT PACIFIC, INC., a Delaware corporation (the "Company"), and the investor identified on the signature page to this Agreement (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor (i) a 6% Convertible Promissory Note (the "Note"), in the principal amount set forth set forth on the signature page of this Agreement, convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), and
(ii) Common Stock Purchase Warrants (the "Warrants") entitling the Investor to purchase shares of the Company's Common Stock, as more fully set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       PURCHASE AND SALE OF THE SECURITIES.

         (a) Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor (i) the Note in the principal amount set forth on the signature page to this Agreement (the "Committed Amount"), and (ii) Warrants initially exercisable for a number of shares of Common Stock determined by dividing (A) five percent (5%) of the Committed Amount by (B) $3.65, at an exercise price equal to $3.65 per share, in the manner set forth in Section 2 hereof, at a purchase price equal to the Committed Amount (the "Purchase Price").

         (b) The shares of Common Stock issuable upon conversion of the Note are referred to herein as the "Conversion Shares," the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares," and the Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

         (c) The terms and provisions of the Note are set forth in the form of 6% Convertible Promissory Note attached hereto as EXHIBIT A. The terms and provisions of the Warrants are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as EXHIBIT B.

         (d) The Company's obligations under the Note will be secured by the collateral set forth in that certain Trademark Security Agreement (the "Security Agreement"), dated as of the Closing (as defined below), by and between the Company's wholly-owned subsidiary, Talon International, Inc., the Investor and each of the other purchasers of 6% Convertible Promissory Notes at the Closing, in the form attached hereto as EXHIBIT C.

2. TERMS OF PURCHASE AND SALE OF THE SECURITIES. The closing of the transactions contemplated hereby (the "Closing") shall take place on or before the first full business day after the Notice Date (as such term is defined in the Placement Agent Agreement dated as of November 9, 2004 (the "Placement Agent Agreement"), between the Company and Sanders Morris Harris Inc. (the "Placement Agent")), at the offices of the Placement Agent, or at such other time and place as the


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Company  and the  Placement  Agent may agree  upon.  Contemporaneously  with the delivery of this  Agreement,  the Investor  shall  deliver to Stubbs  Alderton &
Markiles, LLP (the "Escrow Agent") the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company. At the Closing, the Escrow Agent shall deliver to the Company the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Escrow Agent by the Company, and the Company shall deliver to the Investor the Note and the Warrants. Notwithstanding the foregoing, the obligations of the Company and the Investor hereunder are subject to the Company's receipt of aggregate subscriptions for a minimum of $8,000,000 in principal amount of convertible promissory notes on or prior to November 30, 2004 (or such earlier closing date as may be agreed by the Company and the Placement Agent), which date may be extended by the Company and the Placement Agent pursuant to the terms of the Placement Agent Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor the following:

         (a) AUTHORITY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

         (b) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3(b). Except as disclosed in
Schedule 3(b), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

         (c) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

         (d) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Company do not and will not violate or conflict with any provision of the Company's Certificate of Incorporation or Bylaws and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

         (e) CAPITALIZATION. The authorized capital stock of the Company consists of: 30,000,000 shares of Common Stock, of which 18,144,351 were issued and outstanding as of September 30, 2004, and 3,000,000 shares of preferred stock, none of which were issued and outstanding as of September 30, 2004. As of September 30, 2004, the Company has outstanding options and warrants to purchase 2,982,184 shares of Common Stock, and a convertible promissory note in the principal amount of $500,000, the principal and interest of which are convertible into shares of Common Stock at a price of $4.50 per share. Upon issuance in

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accordance  with the terms of the Note and the Warrant  and upon  payment of any additional consideration therefore, the Conversion Shares and the Warrant Shares, respectively, will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Investor and all other purchasers of shares of Common stock in the offering contemplated by the Placement Agent Agreement, as of the date hereof and as of the date of exercise or conversion, as the case may be, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws (the "State Acts").

         (f) EXCHANGE ACT FILING. During the twelve (12) calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (g) COMPANY FINANCIAL STATEMENTS. The audited financial statements, together with the related notes of the Company at December 31, 2003 and December 31, 2002, and for the years then ended, included in the Company's Annual Report of Form 10-K for the year ended December 31, 2003, and the unaudited financial statements of the Company at June 30, 2004, and for the six months then ended, (collectively, the "Company Financial Statements") included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended (provided that the unaudited financial statements are subject to normal year-end audit adjustments and lack footnotes and other presentation items). Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

         (h) NO MATERIAL LIABILITIES. Except for liabilities or obligations not individually in excess of $1,000,000, and as set forth on Schedule 3(g), since June 30, 2004, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheet as of June 30, 2004, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries considered as a whole (a "Material Adverse Effect") or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

         (i) NO DISPUTES AGAINST COMPANY. Except as disclosed in the Exchange Act Documents or set forth set forth on Schedule 3(h), there is no material pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

         (j) APPROVALS. (i) The execution, delivery, and performance by the Company of this Agreement, the Note, the Warrant, the Security Agreement, and the Registration Rights Agreement (as defined in the Placement Agent Agreement), and (ii) the offer and sale of the Note and Warrants, require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

         (k) COMPLIANCE. Except as set forth on Schedule 3(j), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator, or governmental body, or (iii) is or has been in violation of any statute, rule, or regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

         (l) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Exchange Act Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the Exchange Act Documents, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

         (m) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the Exchange Act Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

         (n) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the Company's most recently ended fiscal quarter (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         (o) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         (p) CERTAIN FEES. Except as may be due to the Placement Agent from the Company, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any Placement Agent fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

         (q) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investor's representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Note and the Warrants by the Company to the Investor hereunder.

         (r) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the Exchange Act Documents, the Company has not, in the two years preceding the date hereof, received notice from any stock exchange or automated dealer quotation system to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the American Stock Exchange. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the trading market on which the Company's Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by the Transaction Documents.

         (s) INVESTMENT COMPANY. The Company is not, and is not an "affiliate" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (t) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement on terms that differ from those set forth in this Agreement and the Registration Rights Agreement.

         (u) DISCLOSURE. Except as set forth in the Schedules to this Agreement, the Company confirms that neither it nor any person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes would constitute material, non-public information following the announcement of the Closing. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (v) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Note solely to repay outstanding indebtedness under the Company's senior credit facility with UPS Capital Global Trade Finance Corporation, and for general working capital purposes.

         (w) ISSUANCE OF THE SECURITIES. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents (as defined below), will be duly and validly issued, fully paid and nonassessable, free and clear of all liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for

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issuance upon conversion of the Notes and upon exercise of the Warrants not less than the amount of Registrable Securities (as defined in the Registration Rights Agreement) being offered pursuant to the Transaction Documents.

         (x) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Exchange Act Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

         (y) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

         (a) AUTHORITY. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

         (b)      ENFORCEABILITY.  The execution,  delivery,  and performance of this Agreement by the Investor have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

         (c) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

         (d) KNOWLEDGE OF INVESTMENT AND ITS RISKS. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Shares. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

         (e) INVESTMENT INTENT. The Investor hereby represents and warrants that (i) the Securities are being and will be acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Securities within the meaning of the Securities Act,
(ii) the Securities are being and will be acquired in the ordinary course of the Investor's business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Securities. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         (f) INVESTOR STATUS. The Investor is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor's Questionnaire, a copy of which is attached hereto as EXHIBIT D, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under
Section 15 of the Exchange Act.

         (g) DISCLOSURE. The Investor has reviewed information provided by the Company in connection with the decision to purchase the Securities, consisting of the Company's publicly available filings with the SEC and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Shares. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor's right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company's representations and warranties contained herein.

         (h) NO REGISTRATION. The Investor understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Securities has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Securities must be held by he, she or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement between the Company and the Investor, the Company is under no obligation to register any of the Securities on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

         (i) TRANSFER RESTRICTIONS. The Investor will not transfer any of the Securities unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the Notes and Warrants and the certificates evidencing the Conversion Shares and Warrant Shares will bear appropriate legends indicating such transfer restrictions placed upon the Securities, (ii) the Company shall have no obligation to honor transfers of any of the Securities in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

         (j) PRINCIPAL ADDRESS. The Investor's principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

5. INDEPENDENT NATURE OF INVESTOR'S OBLIGATIONS AND RIGHTS. Except as otherwise set forth in the Security Agreement, the obligations of the Investor under this Agreement, the Note, the Security Agreement, the Warrants, and the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants under any Transaction Document. The decision of the Investor to purchase Note and Warrants pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Securities are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants will be acting as agent of the Investor in connection with monitoring its investment in the Note and Warrants or enforcing its rights under the Transaction Documents. Except as otherwise set forth in the Security Agreement, the Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of 6% Convertible Promissory Notes and Common Stock Purchase Warrants to be joined as an additional party in any proceeding for such purpose.

6.       PROSPECTUS DELIVERY REQUIREMENT.

         (a) The Investor hereby covenants with the Company not to make any sale of the Securities without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Securities in a transaction not subject to the prospectus delivery requirement).

7.       ADDITIONAL COVENANTS OF THE COMPANY.

         (a) INDEMNIFICATION OF INVESTOR. In addition to the indemnity provided in the Registration Rights Agreement and the Security Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders,  partners,  employees  and  agents  (each,  an  "Investor  Party")
harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         (b) ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of Common Stock upon conversion of Notes and exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Company further acknowledges that its obligation to honor conversions under the Notes and exercises under the Warrants is unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Investor.

         (c) INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the Investors.

         (d) RESERVATION OF SHARES. The Company shall maintain a reserve from its duly authorized shares of Common Stock to comply with its conversion obligations under the Notes. If on any date the Company would be, if notice of conversion were to be delivered on such date, precluded from issuing the number of shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, as the case may be, then the Board of Directors of the Company shall promptly prepare and mail to the shareholders of the Company proxy materials or other applicable materials requesting authorization to amend the Company's certificate of incorporation or other organizational document to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Common Stock under the Notes. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five business days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation or other organizational document to evidence such increase.

         (e) PAYMENT OF CASH DIVIDEND. The Company agrees that for so long as any of the Notes are outstanding it will not declare, pay or make any provision for any cash dividend or distribution with respect to the Common Stock of the Company, without first obtaining the approval of Investors holding a majority of the principal amount of the Notes then outstanding.

8.       PARTICIPATION IN FUTURE FINANCING.

         (a) From the date hereof until the date the outstanding indebtedness evidenced by the Investor's Note has been repaid or converted in full, with the exception of Exempt Securities (as defined below), if the Company authorizes the issuance or sale of any capital stock (or securities exercisable or convertible into capital stock) (the "Offered Shares") for consideration less than the Conversion Price (as defined in the Note) then in effect (a "Subsequent Financing"), the Company shall first offer to sell a portion of the Offered Shares to the Investor in accordance with this Section 8.

         (b) At least 5 business days prior to the closing of the Subsequent Financing, the Company shall deliver to the Investor a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask the Investor if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 business day after such request, deliver a Subsequent Financing Notice to the Investor. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of the Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

         (c) No later than 6:30 p.m. (New York City time) on the 4th business day after the Investor has received the Pre-Notice, the Investor may elect to purchase the Investor's Pro Rata Portion of the Offered Shares at the price and on the terms specified in the Subsequent Financing Notice by delivering written notice of such election to the Company. For purposes hereof, the Investor's "Pro Rata Portion" is the ratio of (i) the number of shares of Common Stock then beneficially owned by the Investor and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Investor's for purposes of Section 13(d) of the Exchange Act (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), and (ii) the Company's total outstanding Common Stock, calculated on a fully-diluted basis, assuming the conversion of all series of the Company's issued and outstanding preferred stock, if any, and exercise of all options, warrants and other rights to acquire capital stock.

         (d)      The  Company   shall   provide  the  Investor  with  a  second
Subsequent Financing Notice, and the Investor will again have the right of participation set forth above in this Section 8, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason substantially on terms no more favorable to the Investor than those set forth in such Subsequent Financing Notice within 60 business days after the date of the initial Subsequent Financing Notice.

         (e) Notwithstanding the foregoing, this Section 8 shall not apply in respect of the issuance of (i) shares of Common Stock or options to employees, key consultant, vendors, officers or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, (iii) securities in connection with the acquisition, merger, consolidation, or other business combination by or of the Company with, by, or of any person, the primary purpose of which is not to raise capital, including securities issued by the Company upon its exercise of rights to do any of the foregoing; (iv) securities issued to parties to commercial contracts as consideration thereunder primarily for purposes other than to raise capital, and (v) securities to third parties in payment of trade payables which have accrued as of the date of this Agreement (collectively, the "Exempt Securities").

         (f) The value of any consideration to be paid for Offered Shares shall be determined as follows: (i) in the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof; (ii) in the case of the issuance of the Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors; (iii) in the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply:

                  (A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to the right to exercise, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights are issued and for a consideration equal to the consideration (determined in accordance with this Section 8), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby; and

                  (B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in this Section 8).

9. NON-PUBLIC INFORMATION. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

10. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Securities.

11. ENTIRE AGREEMENT; AMENDMENTS; WAIVERS; NO ADDITIONAL CONSIDERATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding at least 80% of the principal amount of the Notes then outstanding. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Securities.

12. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13.      COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

14. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Delaware, both substantive and remedial.

15. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

16. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California,
Attention: Colin Dyne, Chief Executive Office, telephone number (818) 444-4100.

17. HEADINGS. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                          TAG-IT PACIFIC, INC.,
                          a Delaware corporation

                          By:
                               ------------------------------------------------
                          Name:  Colin Dyne
                          Its:   Chief Executive Officer

                          INVESTOR


                          ------------------------------------------------------

                          By:
                               ------------------------------------------------


                          ------------------------------------------------------
                          Print Name and Title


                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------
                          Principal Residence or Executive Office


                          ------------------------------------------------------
                           IRS Tax Identification No.


                          ------------------------------------------------------
                          Telephone Number


                          ------------------------------------------------------
                          Fax Number


                          ------------------------------------------------------
                          E-mail Address


                          Committed Amount: $
                                            --------------------------